                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE


Contact: Matt Roberts
         Investor Relations/Business Analysis Director
         678.597.7317
         mroberts@manh.com


            MANHATTAN ASSOCIATES REPORTS STRONG FINANCIAL RESULTS FOR
                           THE SECOND QUARTER OF 2004

       Profit up 14% on Record Software and Hosting Fees of $13.8 Million

ATLANTA - JULY 28, 2004 - Manhattan Associates(R), Inc. (Nasdaq: MANH), the global leader in providing supply chain execution (SCE) and optimization solutions, today announced results for the second quarter ended June 30, 2004.

KEY QUARTERLY FINANCIAL HIGHLIGHTS FOR MANHATTAN ASSOCIATES INCLUDE:

- Total revenue, software and hosting fees and services revenue each were at record levels;

- Total revenue for the quarter ended June 30, 2004, was $56.0 million, an increase of 10% over the second quarter of 2003;

- Software and hosting fees for the quarter ended June 30, 2004, were $13.8 million, an increase of 21% over the second quarter of 2003;

- Services revenue for the quarter ended June 30, 2004, was $36.3 million, an increase of 9% over the second quarter of 2003;

- Net income for the quarter ended June 30, 2004, was $6.6 million, an increase of 14% over the second quarter of 2003;

- Cash from operations for the quarter ended June 30, 2004, was $9.7 million, and total cash and investments was $169.5 million as of June 30, 2004;

- International revenue hit a record high of $12.7 million, which represents 23% of total revenue and is a 38% increase over the second quarter of 2003.

GAAP net income was $6.6 million, or $0.21 per fully diluted share, for the second quarter of 2004 compared to $5.8 million, or $0.19 per fully diluted share, for the second quarter of 2003.

Adjusted net income for the second quarter of 2004, which excludes the amortization of acquisition-related intangible assets, net of taxes, was $7.2 million, or $0.23 per fully diluted share. Adjusted net income for the second quarter of 2003, which excludes the

Kmart recovery, restructuring charge and the amortization of acquisition-related intangible assets, net of taxes, was $6.4 million, or $0.21 per fully diluted share.

The company provides adjusted net income and adjusted net income per share in this press release as additional information regarding the company's operating results. The measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP net income and non-GAAP per share measures used by other companies. The company believes that this presentation of adjusted net income and adjusted net income per share provides useful information to investors regarding additional financial and business trends relating to the company's financial condition and results of operations. The effective tax rate used in calculating adjusted net income was 34.5% for the second quarter of 2004.

"We have now achieved two consecutive quarters of record license, services and total revenue," said Pete Sinisgalli, president and chief executive officer. "We met our EPS expectations for the quarter and continued to make important investments for our future. I am particularly pleased our services organization helped 75 client sites successfully go live on our software this quarter."

OTHER SIGNIFICANT ACHIEVEMENTS DURING THE QUARTER INCLUDE:

         - Securing new customer wins at companies such as Co-operative Group (CWS) Limited; Libbey Glass, Inc.; New Balance Athletic Shoe, Inc.; Avon Products, Inc.; Estee Lauder N.V.; Norauto; and University of Cambridge Local Examinations Syndicate;

         - Expanding customer relationships with companies including TNT Logistics North America, Inc.; Canon (UK) Limited; Chico's Retail Services, Inc.; Cost Plus, Inc.; HoMedics USA, Inc.; The Hillman Group, Inc.; ClientLogic Operating Corporation; Walgreen Co.; Geest Foods Limited; Averitt Express, Inc.; and Garan Manufacturing Corp.;

         - Signing two license agreements in excess of $1 million, including the company's largest ever transportation win;

         - Completing nine RFID deals and recognizing $1.2 million in RFID revenue -- more than double the RFID revenue recognized last quarter;

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         -        Launching the company's well received Integrated Logistics
                  Solutions offering, which provides a modular yet integrated business process approach to managing the supply chain from source to consumption;

         - Successfully completing planned transition of Pete Sinisgalli to chief executive officer of Manhattan Associates, and Dick Haddrill to vice chairman;

         - Holding the company's 11th annual supply chain conference, Momentum, in Orlando, Fla., with more than 900 of the industry's top professionals in attendance;

         - Finalizing the purchase of common stock of $6 million under the stock buyback program and securing renewal by the board of directors for the buyback authority of $20 million for future purchases.

BUSINESS OUTLOOK FOR 2004

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. The following statements regarding future financial performance are based on current expectations, which include a modestly improving spending environment for information technology. These statements are forward looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.

Manhattan Associates will make its earnings release and published expectations available on its Web site (www.manh.com). Beginning September 15, 2004, Manhattan Associates will observe a "Quiet Period" during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this Business Outlook section as still being Manhattan Associates' current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. The public should not rely on previously published expectations during the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will

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extend until the date when Manhattan Associates' next quarterly earnings release is published, presently scheduled for the fourth week of October 2004.

"We will be changing our approach to setting earnings expectations from an annual view to a quarterly view," said Sinisgalli. "I believe this approach better matches the company's visibility to future financial performance and Wall Street's desire for earnings guidance. For the quarter ending September 30, 2004, Manhattan Associates expects to achieve adjusted earnings, which excludes the amortization of acquisition-related intangibles, in the range of $0.21 to $0.26 per fully diluted share and GAAP earnings of $0.19 to $0.24 per fully diluted share. We will provide guidance for the quarter ending December 31, 2004, in our earnings press release and on our earnings call scheduled for the fourth week of October 2004."

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates, Inc., is the global leader in providing supply chain execution and optimization solutions. It enables operational excellence through its warehouse, transportation, distributed order management, reverse logistics and trading partner management applications, as well as its RFID, performance management and event management capabilities. These Integrated Logistics Solutions leverage state-of-the-art technologies, innovative practices and our domain expertise to enhance performance, profitability and competitive advantage. Manhattan Associates has licensed more than 900 customers representing more than 1,600 facilities worldwide, which include some of the world's leading manufacturers, distributors and retailers. For more information about Manhattan Associates, visit www.manh.com.

This press release may contain "forward-looking statements" relating to Manhattan Associates, Inc. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays in product development, undetected software errors, competitive pressures, technical difficulties, market acceptance, availability of technical personnel, changes in customer requirements, risks of international operations and general economic conditions. Additional factors are set forth in "Safe Harbor Compliance Statement for Forward-Looking Statements" included as Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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                   MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                  Three Months Ended          Six Months Ended
                                                                        June 30,                  June 30,
                                                                 ----------------------    ----------------------
                                                                    2004          2003        2004         2003
                                                                 ---------    ---------    ---------    ---------
                                                                      (unaudited)               (unaudited)
Revenue:
     Software and hosting fees ...............................   $  13,784    $  11,357    $  26,090    $  21,516
     Services ................................................      36,328       33,385       69,934       63,625
     Hardware and other ......................................       5,858        5,455       11,239       11,153
     Recovery relating to bankrupt customer ..................          --          848           --          848
                                                                 ---------    ---------    ---------    ---------
         Total revenue .......................................      55,970       51,045      107,263       97,142

Costs and Expenses:
     Cost of software and hosting fees .......................         850        1,222        1,673        2,345
     Cost of services ........................................      16,523       14,084       31,619       26,850
     Cost of hardware and other ..............................       5,071        4,629        9,649        9,556
     Research and development ................................       7,449        7,007       14,803       13,761
     Sales and marketing .....................................       8,942        8,608       16,862       16,180
     General and administrative ..............................       6,437        5,869       12,811       11,603
     Amortization of acquisition-related intangibles .........         891          825        1,761        1,588
     Restructuring charge ....................................          --          893           --          893
                                                                 ---------    ---------    ---------    ---------
         Total costs and expenses ............................      46,163       43,137       89,178       82,776
                                                                 ---------    ---------    ---------    ---------
Operating income .............................................       9,807        7,908       18,085       14,366
Other income, net ............................................         304        1,055          693        1,612
                                                                 ---------    ---------    ---------    ---------
Income before income taxes ...................................      10,111        8,963       18,778       15,978
Income tax provision .........................................       3,491        3,174        6,481        5,649
                                                                 ---------    ---------    ---------    ---------
Net income ...................................................   $   6,620    $   5,789    $  12,297    $  10,329
                                                                 =========    =========    =========    =========

Basic net income per share ...................................   $    0.22    $    0.20    $    0.41    $    0.35
                                                                 =========    =========    =========    =========
Diluted net income per share .................................   $    0.21    $    0.19    $    0.39    $    0.34
                                                                 =========    =========    =========    =========

Weighted average number of shares:
    Basic ....................................................      30,178       29,332       30,015       29,206
                                                                 =========    =========    =========    =========
    Diluted ..................................................      31,403       30,688       31,367       30,564
                                                                 =========    =========    =========    =========

Reconciliation of Adjusted Net Income:
Net income ...................................................   $   6,620    $   5,789    $  12,297    $  10,329
Amortization of acquisition-related intangibles ..............         891          825        1,761        1,588
Recovery relating to bankrupt customer .......................          --         (848)          --         (848)
Restructuring charge .........................................          --          893           --          893
Income tax effect ............................................        (307)        (308)        (607)        (577)
                                                                 ---------    ---------    ---------    ---------
Adjusted net income ..........................................   $   7,204    $   6,351    $  13,451    $  11,385
                                                                 =========    =========    =========    =========

Adjusted net income per diluted share ........................   $    0.23    $    0.21    $    0.43    $    0.37
                                                                 =========    =========    =========    =========


                                     -MORE-


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                   MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                                               June 30,      December 31,
                                                                 2004            2003
                                                             ----------      ------------
                                                             (unaudited)
                                     ASSETS

Current Assets:
  Cash and cash equivalents ...........................        $137,500        $140,964
  Short-term investments ..............................          19,399           4,992
  Accounts receivable, net ............................          47,450          40,790
  Prepaid expenses and other current assets ...........           5,793           4,627
  Deferred income taxes ...............................           3,183           2,086
                                                               --------        --------
     Total current assets .............................         213,325         193,459

Long-term investments .................................          12,599           9,447
Property and equipment, net ...........................          12,205          12,152
Intangible and other assets ...........................          48,540          48,961
                                                               --------        --------

     Total assets .....................................        $286,669        $264,019
                                                               ========        ========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Accounts payable and accrued liabilities ............        $ 19,349        $ 17,024
  Current portion of capital lease obligations ........             122             132
  Deferred revenue ....................................          22,268          17,937
                                                               --------        --------
         Total current liabilities ....................          41,739          35,093

Long-term portion of capital lease obligations ........             218             288
Deferred income taxes .................................             356             396

Total shareholders' equity ............................         244,356         228,242
                                                               --------        --------

  Total liabilities and shareholders' equity ..........        $286,669        $264,019
                                                               ========        ========


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